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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 29, 2001
                                                   ------------------


                           MICROSTRATEGY INCORPORATED
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             0-24435                   51-0323571
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(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                 File Number)            Identification No.)


1861 International Drive, McLean, Virginia                       22102
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:   (703) 848-8600
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--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)







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Item 5.  Other Events.


         On August 29, 2001, MicroStrategy Incorporated (the "Company") acquired the remaining 16,536,049 outstanding shares of Series A Preferred Stock, $.001 par value per share (the "Series A Preferred"), of Strategy.com Incorporated ("Strategy.com"). In exchange for the Series A Preferred, the Company issued an aggregate of 3.5 million shares of the Company's Class A Common Stock, $.001 par value per share (the "Common Stock"), to the former holders of the Series A Preferred (the "Stockholders"). A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

         In connection with the exchange, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement"), dated as of August 29, 2001, by and among the Company and the Stockholders, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement relating to the resale of the 3.5 millions shares of Common Stock issued to the Stockholders within fifteen (15) business days after closing and to use commercially reasonable efforts to cause the registration statement to become effective as soon as practicable.

         The closing of the transaction resulted in the holders of the Company's Series E Convertible Preferred Stock, $.001 par value per share (the "Series E Preferred"), having the right to require the Company to redeem the 630 outstanding shares of Series E Preferred. On September 4, 2001, the holders of 360 shares of Series E Preferred exercised their right to such redemption and the Company will redeem the 360 shares of Series E Preferred for an aggregate redemption price of approximately $3.87 million. A detailed description of the rights, preferences and terms of the Series E Preferred is contained in the Company's Current Report on Form 8-K filed with the SEC on June 18, 2001 and the exhibits to such report.

Item 7.  Financial Statements and Exhibits.

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits.

                 10.1   Registration Rights Agreement, dated as of August
                        29, 2001, by and among the Company and the individuals and entities listed on Exhibit A thereto.

                 99.1   Press Release.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MicroStrategy Incorporated
                                                      (Registrant)

                                               By: /s/ Eric F. Brown
                                                  --------------------------
                                                  Name: Eric F. Brown
                                                  Title: President and
                                                         Chief Financial Officer

Date:  September 5, 2001







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                                  EXHIBIT INDEX
                                  -------------

10.1 Registration Rights Agreement dated as of August 29, 2001 by and among the Company and the individuals and entities listed on Exhibit A thereto.

99.1  Press Release.